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EXHIBIT (99)(b)  CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO SECTION
                 906 OF THE SARBANES-OXLEY ACT OF 2002

         Pursuant to 18 U.S.C. Section 1350, the undersigned officer of Republic Bancorp Inc. (the "Company") hereby certifies, to such officer's knowledge, that the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: May 14, 2003                /s/ Thomas F. Menacher
                                 ------------------------
                                      Name: Thomas F. Menacher
                                      Title: Executive Vice President, Treasurer
                                               and Chief Financial Officer

         The foregoing certification accompanies the filing and is being furnished solely pursuant to 18 U.S.C. Section 1350.